UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): September 21, 2012

Synthesis Energy Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33522	20-2110031
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Riverway, Suite 300, Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

(713) 579-0600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

In accordance with General Instruction B.2. of Form 8-K, the information presented under Item 2.02 and Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on June 18, 2012, Synthesis Energy Systems, Inc. (the “Company”) entered into a Share Purchase Agreement (the “Hongye Agreement”) with Hongye International Investment Group Co., Ltd. (“Hongye”), pursuant to which Hongye will acquire 6,175,093 shares (the “Hongye Shares”) of the Company’s common stock, par value $.01 per share (the “Common Stock”), for $1.50 per share, for an aggregate purchase price of $9,262,639, and entered into a Share Purchase Agreement (the “Zhongmo Agreement”) with Shanghai Zhongmo Investment Management Co., Ltd. (“Zhongmo”), pursuant to which Zhongmo will acquire 4,177,335 shares (the “Zhongmo Shares,” and together with the Hongye Shares, the “Shares”) of the Common Stock for $1.50 per share, for an aggregate purchase price of $6,266,002. Copies of the Hongye Agreement and the Zhongmo Agreement are incorporated by reference herein as Exhibits 10.1 and 10.2, respectively.

On September 21, 2012, the Company received gross proceeds of approximately $8.7 million from Hongye and issued 5,777,700 shares to Hongye. Hongye is expected to pay the remaining approximately $596,000 of their aggregate purchase price for their shares, and receive the balance of their shares, at the closing of the Zhongmo transaction.

Item 2.02	Results of Operations and Financial Condition.

On September 25, 2012, the Company issued an earnings release announcing the financial results for its fiscal fourth quarter, and fiscal year, ended June 30, 2012. A copy of the press release is furnished herewith as Exhibit 99.2.

Item 3.02	Unregistered Sales of Equity Securities

The text set forth in Item 2.01 regarding the sale of the Shares to Hongye under the Hongye Agreement is incorporated into this section by reference.

Item 7.01	Regulation FD Disclosure

On September 24, 2012, the Company issued a press release announcing the partial closing of the transactions contemplated by the Hongye Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of business acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits

10.1	Share Purchase Agreement dated June 18, 2012 among Synthesis Energy Systems, Inc. and Hongye International Investment Group Co., Ltd. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 19, 2012).

10.2	Share Purchase Agreement dated June 18, 2012 among Synthesis Energy Systems, Inc. and Shanghai Zhongmo Investment Management Co., Ltd. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 19, 2012).

*99.1	Press Release dated September 24, 2012 relating to the Hongye closing.

*99.2	Press Release dated September 25, 2012 relating to fourth quarter and fiscal year financial results.

* = Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: September 25, 2012	/s/ Robert Rigdon
Robert Rigdon
President and Chief Executive Officer

EXHIBIT INDEX

10.1	Share Purchase Agreement dated June 18, 2012 among Synthesis Energy Systems, Inc. and Hongye International Investment Group Co., Ltd. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 19, 2012).

10.2	Share Purchase Agreement dated June 18, 2012 among Synthesis Energy Systems, Inc. and Shanghai Zhongmo Investment Management Co., Ltd. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 19, 2012).

*99.1	Press Release dated September 24, 2012 relating to the Hongye closing.

*99.2	Press Release dated September 25, 2012 relating to fourth quarter and fiscal year financial results.

* = Furnished herewith